FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “ Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	3,993	922,102,817.77	40.10	6.925	622	81.74
Finance America	3,365	564,469,671.34	24.55	7.303	613	81.30
Accredited	2,816	562,356,221.00	24.45	7.409	639	80.70
Resmae	1,290	224,371,972.26	9.76	7.340	644	82.24
Quickloan	110	26,358,740.89	1.15	7.314	601	74.75

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 — 5.000	8	1,995,679.25	0.09	4.994	648	75.78
5.001 — 5.500	148	42,344,851.31	1.84	5.376	650	75.90
5.501 — 6.000	857	235,306,069.96	10.23	5.885	648	76.44
6.001 — 6.500	1,454	379,968,789.76	16.52	6.339	646	78.58
6.501 — 7.000	2,409	579,353,538.88	25.19	6.836	633	80.42
7.001 — 7.500	1,726	364,153,413.22	15.84	7.319	624	82.57
7.501 — 8.000	1,802	336,553,859.30	14.63	7.812	609	83.69
8.001 — 8.500	878	139,199,032.52	6.05	8.306	592	84.05
8.501 — 9.000	827	108,385,113.36	4.71	8.817	582	85.43
9.001 — 9.500	373	39,006,444.69	1.70	9.298	582	85.83
9.501 — 10.000	510	39,207,262.38	1.70	9.823	606	89.35
10.001 — 10.500	183	12,612,869.18	0.55	10.319	615	92.86
10.501 — 11.000	245	14,019,620.79	0.61	10.857	617	95.49
11.001 — 11.500	120	5,484,256.43	0.24	11.333	612	97.07
11.501 — 12.000	30	1,812,333.85	0.08	11.885	591	88.00
12.001 — 12.500	3	209,519.91	0.01	12.226	524	67.99
13.501 — 14.000	1	46,768.47	0.00	13.999	535	90.00

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

Min: 4.990
Max: 13.999
Weighted Average: 7.181

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 — 50,000.00	818	30,051,910.11	1.31	9.555	625	89.87
50,000.01 — 100,000.00	2,102	159,381,857.17	6.93	8.360	613	84.16
100,000.01 — 150,000.00	2,270	284,353,546.14	12.37	7.533	614	81.35
150,000.01 — 200,000.00	1,772	309,860,797.01	13.47	7.248	617	80.33
200,000.01 — 250,000.00	1,237	278,355,790.28	12.10	7.068	622	80.28
250,000.01 — 300,000.00	1,096	300,994,902.13	13.09	6.958	628	80.57
300,000.01 — 350,000.00	735	237,899,393.43	10.34	6.933	632	81.38
350,000.01 — 400,000.00	569	213,227,998.27	9.27	6.900	635	81.98
400,000.01 — 450,000.00	370	157,366,945.72	6.84	6.875	630	81.79
450,000.01 — 500,000.00	256	122,303,619.37	5.32	6.844	645	81.71
500,000.01 — 550,000.00	141	74,022,216.93	3.22	6.767	638	81.53
550,000.01 — 600,000.00	104	59,656,987.03	2.59	6.877	640	81.66
600,000.01 — 650,000.00	36	22,468,678.74	0.98	6.999	626	82.98
650,000.01 — 700,000.00	29	19,658,310.46	0.85	6.767	637	81.20
700,000.01 — 750,000.00	31	22,844,032.92	0.99	6.736	603	78.15
750,000.01 — 800,000.00	1	790,000.00	0.03	6.880	599	64.49
800,000.01 — 850,000.00	2	1,616,781.34	0.07	7.803	670	82.10
850,000.01 — 900,000.00	1	870,942.00	0.04	5.640	744	68.04
950,000.01 — 1,000,000.00	4	3,934,714.21	0.17	7.119	616	59.84

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

Min: $12,491.78
Max: $1,000,000.00
Average: $198,691.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	6,429	1,254,078,868.39	54.53	7.346	609	81.28
ARM 2/28 — IO	1,965	568,594,903.43	24.73	6.663	653	81.33
Fixed 30 yr	1,320	231,889,207.27	10.08	7.057	632	77.42
ARM 3/27	291	51,807,831.95	2.25	7.502	622	83.85
Balloon 30/15	848	47,395,716.38	2.06	10.142	661	99.79
ARM 3/27 — IO	127	36,687,410.39	1.60	6.454	658	81.86
ARM 1/29	134	36,339,484.88	1.58	6.958	613	84.36
Fixed 30 yr — IO	88	25,430,497.41	1.11	6.389	676	77.33
ARM 5/25	73	15,477,140.51	0.67	6.946	624	78.96
Fixed 20 yr	128	9,599,225.29	0.42	8.695	638	87.74
Fixed 15 yr	116	9,307,555.02	0.40	7.829	616	72.68
6 Month ARM	32	9,083,660.97	0.40	7.124	636	86.28
ARM 5/25 — IO	14	3,149,555.08	0.14	6.999	657	81.82
Fixed 10 yr	5	420,605.33	0.02	6.934	604	65.97
Fixed 25 yr	3	337,760.96	0.01	6.723	627	71.25
Fixed 15 yr — IO	1	60,000.00	0.00	7.440	713	9.23

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	9,065	1,975,218,855.60	85.89	7.125	623	81.43
Balloon	848	47,395,716.38	2.06	10.142	661	99.79
Fixed	1,661	277,044,851.28	12.05	7.077	635	77.57

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	148	26,475,457.89	1.15	7.222	628	78.54
2	4,462	797,543,861.57	34.68	7.276	623	80.98
3	3,868	771,012,708.97	33.53	7.340	634	80.89
4	1,214	252,351,767.21	10.97	7.161	629	83.64
5	1,425	333,623,682.91	14.51	6.826	615	81.01
6	322	81,925,680.87	3.56	6.719	607	84.20
7	100	27,801,184.12	1.21	6.191	608	81.81
8	31	8,104,224.50	0.35	6.122	604	81.83
9	3	505,182.87	0.02	5.813	647	83.37
11	1	315,672.35	0.01	6.800	573	85.00

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

Min: 1
Max: 11
Weighted Average:

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	10,608	2,246,321,418.69	97.68	7.110	625	80.91
2	966	53,338,004.57	2.32	10.165	660	99.76

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.01 — 10.00	1	60,000.00	0.00	7.440	713	9.23
10.01 — 15.00	2	104,267.43	0.00	6.308	713	13.14
15.01 — 20.00	4	573,426.10	0.02	7.246	578	18.45
20.01 — 25.00	19	1,950,702.05	0.08	7.443	598	22.62
25.01 — 30.00	14	1,824,486.91	0.08	7.099	589	27.44
30.01 — 35.00	22	2,521,096.80	0.11	6.784	612	32.36
35.01 — 40.00	36	4,845,559.66	0.21	7.155	577	38.20
40.01 — 45.00	60	10,594,255.09	0.46	6.834	610	43.25
45.01 — 50.00	93	16,268,406.67	0.71	6.748	596	48.17
50.01 — 55.00	123	23,443,249.71	1.02	6.754	600	52.87
55.01 — 60.00	178	37,618,172.37	1.64	6.931	587	58.00
60.01 — 65.00	377	80,948,361.30	3.52	6.992	584	63.23
65.01 — 70.00	509	105,384,741.76	4.58	6.971	595	68.70
70.01 — 75.00	685	152,324,722.62	6.62	6.922	595	74.02
75.01 — 80.00	4,033	876,689,069.62	38.12	6.868	643	79.75
80.01 — 85.00	1,394	301,421,156.44	13.11	7.236	606	84.41
85.01 — 90.00	2,078	429,648,673.12	18.68	7.482	622	89.64
90.01 — 95.00	699	154,030,664.62	6.70	7.503	650	94.72
95.01 — 100.00	1,247	99,408,410.99	4.32	9.064	657	99.91

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

Min: 9.23
Max: 100.00
Weighted Average: 81.35

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

475 — 499	28	4,700,500.49	0.20	9.601	487	64.86
500 — 524	610	104,194,343.68	4.53	8.051	513	74.10
525 — 549	916	161,896,513.50	7.04	7.813	537	76.71
550 — 574	1,045	197,414,458.56	8.58	7.538	562	80.07
575 — 599	1,590	292,094,215.78	12.70	7.244	587	79.85
600 — 624	1,976	404,563,422.04	17.59	7.067	612	82.23
625 — 649	1,797	368,063,788.54	16.01	7.018	637	82.66
650 — 674	1,395	283,039,948.85	12.31	7.044	661	83.53
675 — 699	983	205,748,793.40	8.95	6.956	686	83.42
700 — 724	604	140,328,746.59	6.10	6.824	711	83.26
725 — 749	320	67,111,867.55	2.92	6.838	736	82.46
750 — 774	222	49,956,365.17	2.17	6.823	761	82.11
775 — 799	79	18,269,368.68	0.79	6.733	782	82.35
800 — 824	9	2,277,090.43	0.10	6.160	804	77.74

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

Min: 475
Max: 813
NZ Weighted Average: 626

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	5,856	1,291,617,624.56	56.17	7.113	609	79.59
Purchase	5,203	904,122,865.23	39.32	7.302	652	83.86
Rate/Term Refinance	515	103,918,933.47	4.52	6.981	609	81.36

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	8,373	1,585,256,728.74	68.93	7.181	620	81.21
PUD	1,184	259,351,835.86	11.28	7.196	626	81.93
Duplex	682	168,621,294.93	7.33	7.102	643	81.37
Condo	886	162,912,200.97	7.08	7.175	643	82.95
3-4 Family	290	91,835,639.04	3.99	7.277	652	78.24
Townhouse	151	30,178,833.20	1.31	7.245	625	84.76
Manufactured	6	1,286,405.00	0.06	7.253	595	71.89
Modular	2	216,485.52	0.01	7.903	613	82.27

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	6,686	1,181,023,400.78	51.36	7.090	608	81.25
Stated	4,559	1,038,896,073.34	45.18	7.292	647	81.50
12 mo. Bank Statements	149	33,178,484.08	1.44	7.098	644	82.83
Limited	117	32,096,069.05	1.40	6.940	590	79.38
Alt.	48	10,363,562.59	0.45	7.605	594	78.61
24 mo. Bank Statements	10	2,929,815.56	0.13	6.743	615	81.69
6 mo. Bank Statements	5	1,172,017.86	0.05	6.987	675	77.54

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	10,519	2,118,702,815.42	92.13	7.139	623	81.23
Non-Owner Occupied	1,008	169,458,113.38	7.37	7.705	652	82.78
Second Home	47	11,498,494.46	0.50	7.337	663	82.43

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	130	12,367,833.93	0.54	8.270	599	85.31
Alaska	4	593,096.07	0.03	7.152	598	66.45
Arizona	464	80,062,331.11	3.48	7.336	618	82.57
Arkansas	21	1,774,732.44	0.08	8.285	592	88.33
California	3,112	869,639,660.34	37.82	6.818	632	79.52
Colorado	226	38,247,153.26	1.66	7.164	619	83.18
Connecticut	139	28,977,561.82	1.26	7.276	624	80.43
Delaware	13	2,460,926.20	0.11	7.485	603	82.63
District of Columbia	73	18,598,941.10	0.81	7.166	612	75.60
Florida	1,160	192,962,320.51	8.39	7.350	625	81.62
Georgia	294	40,504,782.02	1.76	7.785	618	84.16
Hawaii	70	24,633,565.29	1.07	6.798	649	82.82
Idaho	24	3,293,642.59	0.14	7.564	606	79.93
Illinois	1,241	225,571,083.79	9.81	7.394	627	83.67
Indiana	165	16,419,841.45	0.71	8.056	596	86.33
Iowa	44	4,636,202.91	0.20	7.951	632	85.85
Kansas	49	5,993,323.96	0.26	7.818	611	85.21
Kentucky	47	4,840,579.02	0.21	7.877	589	87.49
Louisiana	12	1,198,423.76	0.05	7.746	586	82.72
Maine	12	2,127,341.33	0.09	7.250	607	83.01
Maryland	285	66,633,450.62	2.90	7.327	612	81.18
Massachusetts	127	34,113,536.19	1.48	7.323	628	80.98
Michigan	289	34,246,472.72	1.49	7.804	607	85.19
Minnesota	132	24,685,632.83	1.07	7.073	617	82.76
Mississippi	83	6,239,629.04	0.27	7.983	575	84.46
Missouri	261	26,615,267.49	1.16	8.138	596	85.15
Montana	11	1,137,056.88	0.05	7.047	655	85.57
Nebraska	12	960,768.53	0.04	8.430	594	89.68
Nevada	221	47,886,394.13	2.08	7.033	631	81.31
New Hampshire	14	2,880,838.19	0.13	7.559	617	81.02
New Jersey	202	50,176,480.32	2.18	7.410	637	81.10
New Mexico	60	9,666,992.24	0.42	7.807	623	82.90
New York	472	141,407,409.58	6.15	7.079	637	80.00
North Carolina	80	10,312,078.41	0.45	8.040	600	85.58
North Dakota	2	123,132.55	0.01	8.315	576	87.17
Ohio	289	32,876,015.76	1.43	7.624	619	87.11
Oklahoma	91	6,328,401.44	0.28	7.780	609	83.13
Oregon	80	11,762,548.99	0.51	7.043	631	80.01
Pennsylvania	226	28,034,137.69	1.22	7.709	602	83.72
Rhode Island	41	8,998,011.34	0.39	7.237	644	82.42
South Carolina	45	4,563,724.23	0.20	8.207	596	87.00
South Dakota	2	184,831.27	0.01	8.530	626	97.48
Tennessee	78	7,620,943.50	0.33	8.111	619	87.50
Texas	485	48,818,768.80	2.12	7.827	606	82.16
Utah	98	12,569,854.98	0.55	7.328	629	83.92
Vermont	8	1,023,713.68	0.04	7.203	681	80.25
Virginia	307	63,237,317.67	2.75	7.234	621	82.20
Washington	166	28,572,351.86	1.24	7.152	626	82.55
West Virginia	23	2,195,473.21	0.10	9.008	563	78.22
Wisconsin	82	10,477,877.85	0.46	7.949	603	80.97
Wyoming	2	406,968.37	0.02	7.026	629	80.00

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	2,834	529,035,846.40	23.00	7.509	625	83.11
6	70	11,699,397.14	0.51	7.754	637	82.86
12	859	236,693,941.12	10.29	7.046	640	80.07
18	24	4,384,457.26	0.19	7.023	653	80.17
24	5,977	1,185,724,869.83	51.56	7.120	622	81.32
30	31	5,846,730.08	0.25	7.388	616	78.67
36	1,399	270,102,508.58	11.75	6.844	633	79.00
48	1	104,786.77	0.00	7.990	509	79.55
60	379	56,066,886.08	2.44	7.463	622	82.12

Total:	11,574	2,299,659,423.26	100.00	7.181	626	81.35

Loans with Penalty: 77.00

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

0.501 - 1.000	1	108,800.00	0.01	7.545	627	80.00
3.001 - 3.500	2	295,344.77	0.01	7.265	717	80.00
3.501 - 4.000	30	5,241,041.07	0.27	6.961	664	82.00
4.001 - 4.500	322	62,636,097.91	3.17	6.940	652	80.81
4.501 - 5.000	646	142,604,685.77	7.22	6.967	642	82.17
5.001 - 5.500	618	140,213,698.63	7.10	6.735	664	78.83
5.501 - 6.000	4,089	974,304,636.24	49.33	6.807	632	81.13
6.001 - 6.500	1,821	336,498,150.44	17.04	7.687	605	83.98
6.501 - 7.000	1,141	254,564,854.37	12.89	7.538	587	79.64
7.001 - 7.500	248	39,015,143.22	1.98	8.658	576	84.86
7.501 - 8.000	82	10,728,225.13	0.54	9.046	571	85.02
8.001 - 8.500	42	6,494,586.77	0.33	9.645	552	82.88
8.501 - 9.000	19	1,896,889.02	0.10	9.928	546	84.92
9.001 - 9.500	2	533,979.99	0.03	10.629	646	81.97
9.501 - 10.000	1	35,953.80	0.00	10.999	593	75.00
12.001 - 12.500	1	46,768.47	0.00	13.999	535	90.00

Total:	9,065	1,975,218,855.60	100.00	7.125	623	81.43

Min: 1.000
Max: 12.499
Weighted Average (>0): 5.997

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	33	9,094,815.71	0.46	5.379	660	76.61
11.501 - 12.000	200	52,333,430.68	2.65	5.823	640	77.44
12.001 - 12.500	542	136,333,933.02	6.90	6.109	637	78.07
12.501 - 13.000	1,192	299,648,275.28	15.17	6.345	630	78.13
13.001 - 13.500	1,295	310,671,759.41	15.73	6.671	637	80.31
13.501 - 14.000	1,970	456,257,000.72	23.10	7.042	631	81.84
14.001 - 14.500	1,306	277,572,502.10	14.05	7.496	624	83.89
14.501 - 15.000	1,297	242,759,432.10	12.29	7.957	607	84.68
15.001 - 15.500	535	90,932,067.01	4.60	8.464	585	83.83
15.501 - 16.000	454	67,603,315.61	3.42	8.941	573	85.11
16.001 - 16.500	115	15,900,274.35	0.80	9.427	556	81.95
16.501 - 17.000	87	11,154,358.08	0.56	9.860	541	78.19
17.001 - 17.500	20	2,270,731.76	0.11	10.290	530	76.11
17.501 - 18.000	9	1,449,608.79	0.07	10.695	554	72.46
18.001 - 18.500	4	437,083.45	0.02	11.208	528	70.93
18.501 - 19.000	3	579,244.41	0.03	11.902	540	66.81
19.001 - 19.500	2	174,254.65	0.01	12.231	509	61.51
20.501 - 21.000	1	46,768.47	0.00	13.999	535	90.00

Total:	9,065	1,975,218,855.60	100.00	7.125	623	81.43

Min: 11.250
Max: 20.999
Weighted Average (>0): 13.809

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	14	3,766,961.38	0.19	6.209	677	86.13
5.001 - 5.500	141	41,255,085.23	2.09	5.374	648	76.29
5.501 - 6.000	721	201,517,861.71	10.20	5.875	643	77.29
6.001 - 6.500	1,161	308,353,377.99	15.61	6.340	646	79.63
6.501 - 7.000	2,068	508,464,702.01	25.74	6.835	633	80.93
7.001 - 7.500	1,543	335,393,895.74	16.98	7.320	623	82.77
7.501 - 8.000	1,567	303,663,141.30	15.37	7.812	608	83.80
8.001 - 8.500	725	124,371,099.97	6.30	8.304	588	83.77
8.501 - 9.000	647	92,988,102.38	4.71	8.810	578	85.34
9.001 - 9.500	229	28,544,076.04	1.45	9.292	563	83.50
9.501 - 10.000	173	19,266,846.24	0.98	9.761	554	81.20
10.001 - 10.500	45	4,127,045.14	0.21	10.252	544	80.91
10.501 - 11.000	20	2,239,341.19	0.11	10.712	551	75.39
11.001 - 11.500	5	467,051.75	0.02	11.201	529	71.58
11.501 - 12.000	3	579,244.41	0.03	11.902	540	66.81
12.001 - 12.500	2	174,254.65	0.01	12.231	509	61.51
13.501 - 14.000	1	46,768.47	0.00	13.999	535	90.00

Total:	9,065	1,975,218,855.60	100.00	7.125	623	81.43

Min: 4.990
Max: 13.999
Weighted Average (>0): 7.123

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	447	88,561,552.10	4.48	7.230	622	79.99
1.500	2,657	584,309,399.16	29.58	7.330	642	81.31
2.000	283	80,833,141.41	4.09	6.772	637	82.80
3.000	5,678	1,221,514,762.93	61.84	7.043	614	81.50

Total:	9,065	1,975,218,855.60	100.00	7.125	623	81.43

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.426

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	3,730	729,267,912.49	36.92	7.165	619	80.76
1.500	2,449	525,701,510.84	26.61	7.387	636	81.63
2.000	2,886	720,249,432.27	36.46	6.893	619	81.97

Total:	9,065	1,975,218,855.60	100.00	7.125	623	81.43

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.498

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.